                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                August 13, 2002
                              ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact Name of Registrant as Specified in Its Charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or Other Jurisdiction of    (Commission    (I.R.S. Employer
    Incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
----------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number Including Area Code: (610) 694-2424
                                                   --------------

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events


         On June 27, 2002, the Securities and Exchange Commission (the "SEC") issued an Order requiring the principal financial officer and principal executive officer of certain companies to each file a sworn statement with the SEC regarding facts and circumstances relating to filings made pursuant to the Securities Exchange Act of 1934. On August 13, 2002, the Company filed such statements on behalf of its Chief Financial Officer and Chief Executive Officer in accordance with the SEC's Order. Copies of the statements are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The statements will also be made available on the Company's website at www.bethsteel.com.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.    Exhibit



99.1 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 13, 2002


                           BETHLEHEM STEEL CORPORATION


                           By:  /s/ L. A. Arnett
                                -------------------------------------
                                L. A. Arnett
                                Vice President and Controller

                              EXHIBIT INDEX



Exhibit No.                        Description
-----------                        -----------


   99.1 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

   99.2 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings